OMEGA ENVIRONMENTAL, INC.                                         EXHIBIT 99.1
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                                  (unaudited)        (unaudited)
                                                                 May 31, 1998       Apr 30, 1998
                                                                      ESD                ESD                Change
                                                               ---------------------------------------------------------
CURRENT ASSETS
Cash                                                                     25,102                45,689           (20,587)
Restricted cash held in escrow                                        2,615,491             2,615,381               110
Accounts receivable
  A/R--trade                                                         11,618,772            11,724,953          (106,181)
  A/R--interco                                                            4,719                 1,086             3,633
  A/R--employees                                                          8,517                 8,682              (165)
  A/R--supplemental                                                   1,881,922             1,883,112            (1,190)
  A/R--misc.                                                             10,078               191,587          (181,509)
  Allowance for doubtful accounts                                    (3,059,815)           (3,056,888)           (2,927)
                                                               ---------------------------------------------------------
    Accounts receivable, net                                         10,464,193            10,752,532          (288,339)
                                                               ---------------------------------------------------------
Costs and earnings in excess of billings                              5,254,860             5,696,773          (441,913)
Prepaid expenses                                                          1,757                     -             1,757
Inventory                                                                                                             -
Inventory reserve                                                                                                     -
                                                               ---------------------------------------------------------
    Inventory, net                                                            -                     -                 -
                                                               ---------------------------------------------------------
Other current assets                                                                                                  -
                                                               ---------------------------------------------------------
TOTAL CURRENT ASSETS                                                 18,361,403            19,110,375          (748,972)
                                                               ---------------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                     2,230,731             2,232,329            (1,598)
  Automotive equipment                                                1,031,192             1,031,192                 -
  Office furniture and equipment                                        831,634               833,149            (1,515)
  Leasehold improvements                                                 93,223                93,223                 -
                                                               ---------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                      4,186,780             4,189,893            (3,113)
  Accum. Depreciation                                                (2,780,813)           (2,726,791)          (54,022)
                                                               ---------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                          1,405,967             1,463,102           (57,135)
                                                               ---------------------------------------------------------
Long-term accounts receivable - Other (Texas)                         1,053,883             1,053,883                 -
Reserve for Long-term accounts receivable                              (350,000)             (350,000)                -
                                                               ---------------------------------------------------------
   Long-term accounts receviable - Other (Texas), net                   703,883               703,883                 -
Other Assets                                                            177,975               177,975                 -
Investment & Intercompany in Subsidiaires                                                                             -
                                                               ---------------------------------------------------------
TOTAL ASSETS                                                         20,649,228            21,455,335          (806,107)
                                                               ---------------------------------------------------------
                                                               ---------------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                      202,999               316,208          (113,209)
  Line of Credit
  Accrued expenses, excluding bankruptcy costs                          400,066               368,747            31,319
  Accrued bankruptcy costs
  Estimated claims against cash held in escrow                        2,560,602             2,560,602                 -
  Intercompany - BNYFC                                                7,983,004             8,219,509          (236,505)
  Intercompany payables                                                     433                 1,590            (1,157)
                                                               ---------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                              11,147,104            11,466,656          (319,552)
Intercompany Notes Payable                                            8,741,768             8,741,768                 -
Pre Petition Liabilities                                              2,192,548             2,226,778           (34,230)
Pre Petition Estimated Construction Claims
                                                               ---------------------------------------------------------
  TOTAL LIABILITIES                                                  22,081,420            22,435,202          (353,782)
                                                               ---------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par
Additional paid in capital                                           17,791,864            17,791,864
Treasury Stock A-P-I-C
Retained earnings - prior                                           (15,563,780)          (15,563,780)
Y-T-D net income pre petition                                           (26,496)              (26,496)
Y-T-D net income post petition                                       (3,633,780)           (3,181,455)         (452,325)
                                                               ---------------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                         (1,432,192)             (979,867)         (452,325)
                                                               ---------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                             20,649,228            21,455,335          (806,107)
                                                               ---------------------------------------------------------
                                                               ---------------------------------------------------------


                                                                 (unaudited)        (unaudited)
                                                                May 31, 1998       Apr 30, 1998
                                                                     PSD                PSD             Change
                                                               -----------------------------------------------------
CURRENT ASSETS
Cash                                                                     70,858             51,288          19,570
Restricted cash held in escrow                                                                                   -
Accounts receivable
  A/R--trade                                                          1,634,696          1,712,612         (77,916)
  A/R--interco                                                              433              1,590          (1,157)
  A/R--employees                                                         13,183             17,085          (3,902)
  A/R--supplemental                                                                                              -
  A/R--misc.                                                                  -                  -               -
  Allowance for doubtful accounts                                       (71,974)           (67,475)         (4,499)
                                                               ---------------------------------------------------------
    Accounts receivable, net                                          1,576,338          1,663,812         (87,474)
                                                               ---------------------------------------------------------
Costs and earnings in excess of billings                                                                         -
Prepaid expenses                                                         69,262             71,049          (1,787)
Inventory                                                             3,807,915          3,884,440         (76,525)
Inventory reserve                                                    (1,573,649)        (1,569,720)         (3,929)
                                                               ---------------------------------------------------------
    Inventory, net                                                    2,234,266          2,314,720         (80,454)
                                                               ---------------------------------------------------------
Other current assets                                                                                             -
                                                               ---------------------------------------------------------
TOTAL CURRENT ASSETS                                                  3,950,724          4,100,869        (150,145)
                                                               ---------------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                       458,990            323,298         135,692
  Automotive equipment                                                  755,795            619,625         136,170
  Office furniture and equipment                                        759,734          1,111,020        (351,286)
  Leasehold improvements                                                 94,106             89,040           5,066
                                                               ---------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                      2,068,625          2,142,983         (74,358)
  Accum. Depreciation                                                (1,290,130)        (1,195,831)        (94,299)
                                                               ---------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                            778,495            947,152        (168,657)
                                                               ---------------------------------------------------------
Long-term accounts receivable - Other (Texas)                                 -                  -               -
Reserve for Long-term accounts receivable                                                                        -
                                                               ---------------------------------------------------------
   Long-term accounts receviable - Other (Texas), net                         -                  -               -
Other Assets                                                                  -                  -               -
Investment & Intercompany in Subsidiaires                                     -                  -               -
                                                               ---------------------------------------------------------
TOTAL ASSETS                                                          4,729,219          5,048,021        (318,802)
                                                               ---------------------------------------------------------
                                                               ---------------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                       59,429            100,018         (40,589)
  Line of Credit                                                                                                 -
  Accrued expenses, excluding bankruptcy costs                          428,443            505,614         (77,171)
  Accrued bankruptcy costs                                                                                       -
  Estimated claims against cash held in escrow                                                                   -
  Intercompany - BNYFC                                                8,386,196          8,317,154          69,042
  Intercompany payables                                                   4,719              1,086           3,633
                                                               ---------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                               8,878,787          8,923,872         (45,085)
Intercompany Notes Payable                                                                                       -
Pre Petition Liabilities                                              1,041,017          1,046,103          (5,086)
Pre Petition Estimated Construction Claims                                                                       -
                                                               ---------------------------------------------------------
  TOTAL LIABILITIES                                                   9,919,804          9,969,975         (50,171)
                                                               ---------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                   3,371,172          3,371,172
Additional paid in capital                                           10,742,189         10,742,189
Treasury Stock A-P-I-C
Retained earnings - prior                                           (14,767,222)       (14,767,222)
Y-T-D net income pre petition                                          (247,894)          (247,894)
Y-T-D net income post petition                                       (4,288,830)        (4,020,199)       (268,631)
                                                               ---------------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                         (5,190,585)        (4,921,954)       (268,631)
                                                               ---------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                              4,729,219          5,048,021        (318,802)
                                                               ---------------------------------------------------------
                                                               ---------------------------------------------------------


              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                                   (unaudited)         (unaudited)
                                                                  May 31, 1998        Apr 30, 1998
                                                                    Corporate           Corporate            Change
                                                               ----------------------------------------------------------
CURRENT ASSETS
Cash                                                                      566,783              687,161          (120,378)
Restricted cash held in escrow                                                                                         -
Accounts receivable
  A/R--trade                                                              144,431              144,431                 -
  A/R--interco                                                                                                         -
  A/R--employees                                                                                                       -
  A/R--supplemental                                                                                                    -
  A/R--misc.                                                            1,076,094            1,076,094                 -
  Allowance for doubtful accounts                                      (1,138,467)          (1,138,467)                -
                                                               ----------------------------------------------------------
    Accounts receivable, net                                               82,058               82,058                 -
                                                               ----------------------------------------------------------
Costs and earnings in excess of billings                                                                               -
Prepaid expenses                                                          479,480              449,540            29,940
Inventory                                                                                                              -
Inventory reserve                                                                                                      -
                                                               ----------------------------------------------------------
    Inventory, net                                                              -                    -                 -
                                                               ----------------------------------------------------------
Other current assets                                                                                                   -
                                                               ----------------------------------------------------------
TOTAL CURRENT ASSETS                                                    1,128,321            1,218,759           (90,438)
                                                               ----------------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                                                                      -
  Automotive equipment                                                                                                 -
  Office furniture and equipment                                          310,472              310,472                 -
  Leasehold improvements                                                   21,780               21,780                 -
                                                               ----------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                          332,252              332,252                 -
  Accum. Depreciation                                                    (282,439)            (280,208)           (2,231)
                                                               ----------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                               49,813               52,044            (2,231)
                                                               ----------------------------------------------------------
Long-term accounts receivable - Other (Texas)                                   -                    -                 -
Reserve for Long-term accounts receivable                                                                              -
                                                               ----------------------------------------------------------
   Long-term accounts receviable - Other (Texas), net                           -                    -                 -
Other Assets                                                              129,907              129,907                 -
Investment & Intercompany in Subsidiaires                              74,785,282           74,785,282                 -
                                                               ----------------------------------------------------------
TOTAL ASSETS                                                           76,093,323           76,185,992           (92,669)
                                                               ----------------------------------------------------------
                                                               ----------------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                          8,544               26,516           (17,972)
  Line of Credit                                                       20,521,323           20,799,697          (278,374)
  Accrued expenses, excluding bankruptcy costs                            465,177              454,202            10,975
  Accrued bankruptcy costs                                              2,968,800            2,813,589           155,211
  Estimated claims against cash held in escrow                                                                         -
  Intercompany - BNYFC                                                (18,969,927)         (19,353,124)          383,197
  Intercompany payables                                                                                                -
                                                               ----------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                                 4,993,917            4,740,880           253,037
Intercompany Notes Payable                                                                                             -
Pre Petition Liabilities                                                2,533,443            2,534,195              (752)
Pre Petition Estimated Construction Claims                                                                             -
                                                               ----------------------------------------------------------
  TOTAL LIABILITIES                                                     7,527,360            7,275,075           252,285
                                                               ----------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                       121,289              121,289
Additional paid in capital                                            128,204,630          128,204,630
Treasury Stock A-P-I-C                                                   (562,506)            (562,506)
Retained earnings - prior                                             (49,321,103)         (49,321,103)
Y-T-D net income pre petition                                            (895,498)            (895,498)
Y-T-D net income post petition                                         (8,980,849)          (8,635,895)         (344,954)
                                                               ----------------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                           68,565,963           68,910,917          (344,954)
                                                               ----------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                               76,093,323           76,185,992           (92,669)
                                                               ----------------------------------------------------------
                                                               ----------------------------------------------------------


                                                                   (unaudited)       (unaudited)
                                                                  May 31, 1998      Apr 30, 1998
                                                                    Continuing       Continuing
                                                                    Operations       Operations          Change
                                                                -----------------------------------------------------
CURRENT ASSETS
Cash                                                                      662,743          784,138         (121,395)
Restricted cash held in escrow                                          2,615,491        2,615,381              110
Accounts receivable
  A/R--trade                                                           13,397,899       13,581,996         (184,097)
  A/R--interco                                                              5,152            2,676            2,476
  A/R--employees                                                           21,700           25,767           (4,067)
  A/R--supplemental                                                     1,881,922        1,883,112           (1,190)
  A/R--misc.                                                            1,086,172        1,267,681         (181,509)
  Allowance for doubtful accounts                                     (4,270,256)      (4,262,830)           (7,426)
                                                                -----------------------------------------------------
    Accounts receivable, net                                           12,122,589       12,498,402         (375,813)
                                                                -----------------------------------------------------
Costs and earnings in excess of billings                                5,254,860        5,696,773         (441,913)
Prepaid expenses                                                          550,499          520,589            29,910
Inventory                                                               3,807,915        3,884,440           (76,525)
Inventory reserve                                                     (1,573,649)      (1,569,720)            (3,929)
                                                                -----------------------------------------------------
    Inventory, net                                                      2,234,266        2,314,720           (80,454)
                                                                -----------------------------------------------------
Other current assets                                                            -                -                 -
                                                                -----------------------------------------------------
TOTAL CURRENT ASSETS                                                   23,440,448       24,430,003          (989,555)
                                                                -----------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                       2,689,721        2,555,627           134,094
  Automotive equipment                                                  1,786,987        1,650,817           136,170
  Office furniture and equipment                                        1,901,840        2,254,641          (352,801)
  Leasehold improvements                                                  209,109          204,043             5,066
                                                                -----------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                        6,587,657        6,665,128           (77,471)
  Accum. Depreciation                                                  (4,353,382)      (4,202,830)         (150,552)
                                                                -----------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                            2,234,275        2,462,298          (228,023)
                                                                -----------------------------------------------------
Long-term accounts receivable - Other (Texas)                           1,053,883        1,053,883                 -
Reserve for Long-term accounts receivable                                (350,000)        (350,000)                -
                                                                -----------------------------------------------------
   Long-term accounts receviable - Other (Texas), net                     703,883          703,883                 -
Other Assets                                                              307,882          307,882                 -
Investment & Intercompany in Subsidiaires                              74,785,282       74,785,282                 -
                                                                -----------------------------------------------------
TOTAL ASSETS                                                          101,471,770      102,689,348        (1,217,578)
                                                                -----------------------------------------------------
                                                                -----------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                        270,972          442,742          (171,770)
  Line of Credit                                                       20,521,323       20,799,697          (278,374)
  Accrued expenses, excluding bankruptcy costs                          1,293,686        1,328,563           (34,877)
  Accrued bankruptcy costs                                              2,968,800        2,813,589           155,211
  Estimated claims against cash held in escrow                          2,560,602        2,560,602                 -
  Intercompany - BNYFC                                                 (2,600,727)      (2,816,461)          215,734
  Intercompany payables                                                     5,152            2,676             2,476
                                                                -----------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                                25,019,808       25,131,408          (111,600)
Intercompany Notes Payable                                              8,741,768        8,741,768
Pre Petition Liabilities                                                5,767,008        5,807,076           (40,068)
Pre Petition Estimated Construction Claims                                      -                -                 -
                                                                -----------------------------------------------------
  TOTAL LIABILITIES                                                    39,528,584       39,680,252          (151,668)
                                                                -----------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                     3,492,461        3,492,461
Additional paid in capital                                            156,738,683      156,738,683
Treasury Stock A-P-I-C                                                   (562,506)        (562,506)
Retained earnings - prior                                             (79,652,105)     (79,652,105)
Y-T-D net income pre petition                                          (1,169,888)      (1,169,888)
Y-T-D net income post petition                                        (16,903,459)     (15,837,549)       (1,065,910)
                                                                -----------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                           61,943,186       63,009,096        (1,065,910)
                                                                -----------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                              101,471,770      102,689,348        (1,217,578)
                                                                -----------------------------------------------------
                                                                -----------------------------------------------------

              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                                  (unaudited)          (unaudited)
                                                                  May 31, 1998         Apr 30, 1998
                                                                  Discontinued         Discontinued
                                                                   Operations           Operations           Change
                                                               ----------------------------------------------------------
CURRENT ASSETS
Cash                                                                            -                     -                -
Restricted cash held in escrow                                                                                         -
Accounts receivable
  A/R--trade                                                            5,189,987             5,388,686         (198,699)
  A/R--interco                                                                  -                     -                -
  A/R--employees                                                                                                       -
  A/R--supplemental                                                                                                    -
  A/R--misc.                                                               40,640                40,640                -
  Allowance for doubtful accounts                                      (2,807,722)           (2,788,545)         (19,177)
                                                               ----------------------------------------------------------
    Accounts receivable, net                                            2,422,905             2,640,781         (217,876)
                                                               ----------------------------------------------------------
Costs and earnings in excess of billings                                                                               -
Prepaid expenses                                                                                                       -
Inventory                                                                                                              -
Inventory reserve                                                                                                      -
                                                               ----------------------------------------------------------
    Inventory, net                                                              -                     -                -
                                                               ----------------------------------------------------------
Other current assets                                                       94,078                83,773           10,305
                                                               ----------------------------------------------------------
TOTAL CURRENT ASSETS                                                    2,516,983             2,724,554         (207,571)
                                                               ----------------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                           1,000                 4,831           (3,831)
  Automotive equipment                                                          -                16,657          (16,657)
  Office furniture and equipment                                                -                 3,518           (3,518)
  Leasehold improvements                                                  154,773               130,767           24,006
                                                               ----------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                          155,773               155,773                -
  Accum. Depreciation                                                     (89,929)              (78,397)         (11,532)
                                                               ----------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                               65,844                77,376          (11,532)
                                                               ----------------------------------------------------------
Long-term accounts receivable - Other (Texas)                                   -                     -                -
Reserve for Long-term accounts receivable                                                                              -
                                                               ----------------------------------------------------------
   Long-term accounts receviable - Other (Texas), net                           -                     -                -
Other Assets                                                                  100                20,815          (20,715)
Investment & Intercompany in Subsidiaires                                                                              -
                                                               ----------------------------------------------------------
TOTAL ASSETS                                                            2,582,927             2,822,745         (239,818)
                                                               ----------------------------------------------------------
                                                               ----------------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                              -                    41              (41)
  Line of Credit
  Accrued expenses, excluding bankruptcy costs                                  -                20,403          (20,403)
  Accrued bankruptcy costs
  Estimated claims against cash held in escrow
  Intercompany - BNYFC                                                  2,600,727             2,816,461         (215,734)
  Intercompany payables                                                         -                     -                -
                                                               ----------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                                 2,600,727             2,836,905         (236,178)
Intercompany Notes Payable                                              2,535,455             2,535,455                -
Pre Petition Liabilities                                               10,276,211            10,276,211                -
Pre Petition Estimated Construction Claims                              2,404,000             2,904,000         (500,000)
                                                               ----------------------------------------------------------
  TOTAL LIABILITIES                                                    17,816,393            18,552,571         (736,178)
                                                               ----------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                     2,082,948             2,082,948
Additional paid in capital                                             25,370,631            25,370,631
Treasury Stock A-P-I-C
Retained earnings - prior                                             (32,353,340)          (32,353,340)
Y-T-D net income pre petition                                            (676,048)             (676,048)
Y-T-D net income post petition                                         (9,657,657)          (10,154,017)          496,360
                                                               ----------------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                          (15,233,466)          (15,729,826)          496,360
                                                               ----------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                2,582,927             2,822,745          (239,818)
                                                               ----------------------------------------------------------
                                                               ----------------------------------------------------------


                                                                    (unaudited)        (unaudited)
                                                                   May 31, 1998       Apr 30, 1998
                                                                     Combined           Combined
                                                                       Final              Final               Change
                                                                 ---------------------------------------------------------
CURRENT ASSETS
Cash                                                                      662,743               784,138          (121,395)
Restricted cash held in escrow                                          2,615,491             2,615,381               110
Accounts receivable
  A/R--trade                                                           18,587,886            18,970,682          (382,796)
  A/R--interco                                                                  -                     -                 -
  A/R--employees                                                           21,700                25,767            (4,067)
  A/R--supplemental                                                     1,881,922             1,883,112            (1,190)
  A/R--misc.                                                            1,126,812             1,308,321          (181,509)
  Allowance for doubtful accounts                                      (7,077,978)           (7,051,375)          (26,603)
                                                                ----------------------------------------------------------
    Accounts receivable, net                                            14,540,342            15,136,507          (596,165)
                                                                ----------------------------------------------------------
Costs and earnings in excess of billings                                5,254,860             5,696,773          (441,913)
Prepaid expenses                                                          550,499               520,589            29,910
Inventory                                                               3,807,915             3,884,440           (76,525)
Inventory reserve                                                      (1,573,649)           (1,569,720)           (3,929)
                                                                ----------------------------------------------------------
    Inventory, net                                                      2,234,266             2,314,720           (80,454)
                                                                ----------------------------------------------------------
Other current assets                                                       94,078                83,773            10,305
                                                                ----------------------------------------------------------
TOTAL CURRENT ASSETS                                                   25,952,279            27,151,881        (1,199,602)
                                                                ----------------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                       2,690,721             2,560,458           130,263
  Automotive equipment                                                  1,786,987             1,667,474           119,513
  Office furniture and equipment                                        1,901,840             2,258,159          (356,319)
  Leasehold improvements                                                  363,882               334,810            29,072
                                                                ----------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                        6,743,430             6,820,901           (77,471)
  Accum. Depreciation                                                  (4,443,311)           (4,281,227)         (162,084)
                                                                ----------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                            2,300,119             2,539,674          (239,555)
                                                                ----------------------------------------------------------
Long-term accounts receivable - Other (Texas)                           1,053,883             1,053,883                 -
Reserve for Long-term accounts receivable                                (350,000)             (350,000)                -
                                                                ----------------------------------------------------------
   Long-term accounts receviable - Other (Texas), net                     703,883               703,883                 -
Other Assets                                                              307,982               328,697           (20,715)
Investment & Intercompany in Subsidiaires                                 425,000               425,000                 -
                                                                ----------------------------------------------------------
TOTAL ASSETS                                                           29,689,263            31,149,135        (1,459,872)
                                                                ----------------------------------------------------------
                                                                ----------------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                        270,972               442,783          (171,811)
  Line of Credit                                                       20,521,323            20,799,697          (278,374)
  Accrued expenses, excluding bankruptcy costs                          1,293,687             1,348,967           (55,280)
  Accrued bankruptcy costs                                              2,968,800             2,813,589           155,211
  Estimated claims against cash held in escrow                          2,560,602             2,560,602                 -
  Intercompany - BNYFC                                                          -                     -                 -
  Intercompany payables                                                         -                     -                 -
                                                                ----------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                                27,615,384            27,965,638          (350,254)
Intercompany Notes Payable
Pre Petition Liabilities                                               16,043,219            16,083,287           (40,068)
Pre Petition Estimated Construction Claims                              2,404,000             2,904,000          (500,000)
                                                                 ----------------------------------------------------------
  TOTAL LIABILITIES                                                    46,062,603            46,952,925          (890,322)
                                                                ----------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                       121,289               121,289
Additional paid in capital                                            124,480,374           124,480,374
Treasury Stock A-P-I-C                                                  (562,506)             (562,506)
Retained earnings - prior                                           (112,005,445)         (112,005,445)
Y-T-D net income pre petition                                         (1,845,936)           (1,845,936)
Y-T-D net income post petition                                       (26,561,116)          (25,991,566)          (569,550)
                                                                ----------------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                         (16,373,340)          (15,803,790)          (569,550)
                                                                ----------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                               29,689,263            31,149,135        (1,459,872)
                                                                ----------------------------------------------------------
                                                                ----------------------------------------------------------

              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION

                                                (unaudited)          (unaudited)
                                                Month Ended          Month Ended
                                               May 31, 1998         Apr 30, 1998
                                                    ESD                  ESD             Change
                                            -----------------------------------------------------
Sales                                               1,022,634          1,230,621        (207,987)
Cost of Sales                                         777,840            809,883         (32,043)
                                            -----------------------------------------------------
    Gross Profit                                      244,794            420,738        (175,944)

Selling, General, and Administrative                  386,168            396,610         (10,442)
                                            -----------------------------------------------------

Income (Loss) From Operations                        (141,374)            24,128        (165,502)

Other Income(Expense):
  I/C Interest Income (Expense)                       (70,025)           (72,397)          2,372
  Interest Expense                                        (26)               380            (406)
  Interest Income                                         141                597            (456)
  Gain (loss) on Asset Disposition                     (7,196)            (3,773)         (3,423)
  Other Expense                                      (233,845)            (9,766)       (224,079)
                                            -----------------------------------------------------
    Total Other (Expense)                            (310,951)           (84,959)       (225,992)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses                       (452,325)           (60,831)       (391,494)
Bankruptcy Administrative Expenses

                                            -----------------------------------------------------
Net Income (Loss)                                    (452,325)           (60,831)       (391,494)
                                            -----------------------------------------------------


                                                 (unaudited)         (unaudited)
                                                 Month Ended         Month Ended
                                                May 31, 1998        Apr 30, 1998
                                                     PSD                 PSD            Change
                                             -----------------------------------------------------
Sales                                                 614,049            626,914          (12,865)
Cost of Sales                                         589,834            635,734          (45,900)
                                             -----------------------------------------------------
    Gross Profit                                       24,215             (8,820)          33,035

Selling, General, and Administrative                  196,355            212,294          (15,939)
                                             -----------------------------------------------------

Income (Loss) From Operations                        (172,140)          (221,114)          48,974

Other Income(Expense):
  I/C Interest Income (Expense)                       (73,198)           (72,343)            (855)
  Interest Expense                                                                              -
  Interest Income                                                                               -
  Gain (loss) on Asset Disposition                     (9,430)                             (9,430)
  Other Expense                                       (13,863)           (14,079)             216
                                             -----------------------------------------------------
    Total Other (Expense)                             (96,491)           (86,422)         (10,069)
Net Income (Loss) Before Bankruptcy
 Administrative Expenses                             (268,631)          (307,536)          38,905
Bankruptcy Administrative Expenses                                                              -

                                             -----------------------------------------------------
Net Income (Loss)                                    (268,631)          (307,536)          38,905
                                             -----------------------------------------------------


              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
    OPERATIONS INFORMATION

                                                 (unaudited)         (unaudited)
                                                 Month Ended         Month Ended
                                                May 31, 1998         Apr 30, 1998
                                                  Corporate            Corporate          Change
                                              -----------------------------------------------------
Sales                                                        -                  -                -
Cost of Sales                                                -                  -                -
                                              -----------------------------------------------------
    Gross Profit                                             -                  -                -

Selling, General, and Administrative                   153,047            185,780          (32,733)
                                              -----------------------------------------------------

Income (Loss) From Operations                         (153,047)          (185,780)          32,733

Other Income(Expense):
  I/C Interest Income (Expense)                        143,223            144,740           (1,517)
  Interest Expense                                    (183,992)          (179,172)          (4,820)
  Interest Income                                                                                -
  Gain (loss) on Asset Disposition                                                               -
  Other Expense                                          4,073             (9,478)          13,551
                                              -----------------------------------------------------
    Total Other (Expense)                              (36,696)           (43,910)           7,214
Net Income (Loss) Before Bankruptcy
Administrative Expenses                              (189,743)          (229,690)          39,947
Bankruptcy Administrative Expenses                    (155,211)          (155,460)             249
                                              -----------------------------------------------------
Net Income (Loss)                                     (344,954)          (385,150)          40,196
                                              -----------------------------------------------------

                                                 (unaudited)          (unaudited)
                                                 Month Ended          Month Ended
                                                 May 31, 1998         Apr 30, 1998
                                                  Continuing           Continuing
                                                  Operations           Operations          Change
                                              -----------------------------------------------------
Sales                                                 1,636,683          1,857,535        (220,852)
Cost of Sales                                         1,367,674          1,445,617         (77,943)
                                              -----------------------------------------------------
    Gross Profit                                        269,009            411,918        (142,909)

Selling, General, and Administrative                    735,570            794,684         (59,114)
                                              -----------------------------------------------------

Income (Loss) From Operations                          (466,561)          (382,766)        (83,795)

Other Income(Expense):
  I/C Interest Income (Expense)                               -                  -               -
  Interest Expense                                     (184,018)          (178,792)         (5,226)
  Interest Income                                           141                597            (456)
  Gain (loss) on Asset Disposition                      (16,626)            (3,773)        (12,853)
  Other Expense                                        (243,635)           (33,323)       (210,312)
                                              -----------------------------------------------------
    Total Other (Expense)                              (444,138)          (215,291)       (228,847)
Net Income (Loss) Before Bankruptcy
 Administrative Expenses                               (910,699)          (598,057)       (312,642)
Bankruptcy Administrative Expenses                     (155,211)          (155,460)            249
                                              -----------------------------------------------------
Net Income (Loss)                                    (1,065,910)          (753,517)       (312,393)
                                              -----------------------------------------------------

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
    OPERATIONS INFORMATION

                                                  (unaudited)         (unaudited)
                                                  Month Ended         Month Ended
                                                 May 31, 1998        Apr 30, 1998
                                                  Discontinued       Discontinued
                                                   Operations          Operations          Change
                                               -----------------------------------------------------
Sales                                                                                             -
Cost of Sales                                                                                     -
                                               -----------------------------------------------------
    Gross Profit                                               -                  -               -

Selling, General, and Administrative                                                              -
                                               -----------------------------------------------------

Income (Loss) From Operations                                  -                  -               -

Other Income(Expense):
  I/C Interest Income (Expense)                                                                   -
  Interest Expense                                                                                -
  Interest Income                                                                                 -
  Gain (loss) on Asset Disposition                                                                -
  Other Expense                                          496,360            (37,613)        533,973
                                               -----------------------------------------------------
    Total Other (Expense)                                496,360            (37,613)        533,973
Net Income (Loss) Before Bankruptcy
 Administrative Expenses                                 496,360            (37,613)        533,973
Bankruptcy Administrative Expenses                                                                -
                                               -----------------------------------------------------
Net Income (Loss)                                        496,360            (37,613)        533,973
                                               -----------------------------------------------------


                                                   (unaudited)         (unaudited)
                                                   Month Ended         Month Ended
                                                  May 31, 1998         Apr 30, 1998
                                                    Combined            Combined
                                                      Final               Final           Change
                                                ---------------------------------------------------
Sales                                                  1,631,964          1,856,449       (224,485)
Cost of Sales                                          1,362,955          1,444,531        (81,576)
                                                ---------------------------------------------------
    Gross Profit                                         269,009            411,918       (142,909)

Selling, General, and Administrative                     735,570            794,684        (59,114)
                                                ---------------------------------------------------

Income (Loss) From Operations                           (466,561)          (382,766)       (83,795)

Other Income(Expense):
  I/C Interest Income (Expense)                                -                  -              -
  Interest Expense                                      (184,018)          (178,792)        (5,226)
  Interest Income                                            141                597           (456)
  Gain (loss) on Asset Disposition                       (16,626)            (3,773)       (12,853)
  Other Expense                                          252,725            (70,936)       323,661
                                                ---------------------------------------------------
    Total Other (Expense)                                 52,222           (252,904)       305,126
Net Income (Loss) Before Bankruptcy
 Administrative Expenses                                (414,339)          (635,670)       221,331
Bankruptcy Administrative Expenses                      (155,211)          (155,460)           249
                                                ---------------------------------------------------
Net Income (Loss)                                       (569,550)          (791,130)       221,580
                                                ---------------------------------------------------

              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION

                                                                  (unaudited)               (unaudited)
                                                                  Month Ended               Month Ended
                                                                  May 31, 1998              Apr 30, 1998              Change
                                                             ---------------------     -------------------    --------------------
Cash flows from operating activities:
  Net loss                                                              ($569,550)              ($791,130)               $221,580

  Adjustments to reconcile net loss to net cash
    (used in) provided by operating activities:
      Depreciation                                                        102,743                  85,206                  17,537
      Additional reserves for costs in excess of billings                 225,000                                         225,000
      (Gain) / Loss on sale of property and equipment                      16,626                  (3,773)                 20,399
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables                                                         596,165                 291,086                 305,079
      Costs in excess of billings                                         216,913                 155,399                  61,514
      Inventory                                                            80,454                  29,680                  50,774
      Prepaids & other assets                                             (40,215)                (34,829)                 (5,386)
     Increase (decrease) in:
      Accounts payable                                                   (171,811)                 11,162                (182,973)
      Accrued expenses                                                    179,717                 146,794                  32,923
      Other net changes in assets and liabilities                          20,605                 230,447                (209,842
                                                             ---------------------     -------------------    --------------------
        Total adjustments                                               1,226,197                 911,172                 315,025
                                                             ---------------------     -------------------    --------------------
        Net cash provided by operating activities                         656,647                 120,042                 536,605

Cash flows from investing activities:
     Proceeds from sale of equipment                                       56,100                   1,900                  54,200
     Additions to property and equipment                                  (15,700)                 (9,354)                 (6,346)
                                                             ---------------------     -------------------    --------------------
       Net cash provided by (used in) investing activities                 40,400                  (7,454)                 47,854

Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                    (278,374)                 195,344                (473,718)
  Increase (decrease) in pre petition liabilities                        (540,068)                 (34,270)               (505,798)
                                                             ---------------------     -------------------    --------------------
      Net cash provided by (used in) financing activities                (818,442)                 161,074                (979,516)
                                                             ---------------------     -------------------    --------------------
Net increase in cash                                                     (121,395)                 273,662                (395,057)

Cash at beginning of period                                               784,138                 510,476                  273,662
                                                             ---------------------     -------------------    --------------------

Cash at end of period                                                    $662,743                $784,138               ($121,395)
                                                             ---------------------     -------------------    --------------------
                                                             ---------------------     -------------------    --------------------

              See accompanying notes to financial statement information.

                                                                    EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
May 31, 1998 Financial Reporting Information

Notes to Financial Statement Information

Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

BNY Financial Corporation
As of May 31, 1998, the Company's borrowings from BNY Financial Corporation ("BNYFC") were $20,521,323. In June the Company successfully negotiated with BNYFC for continuance of debtor-in-possession financing through December 31, 1998.

Costs and Earnings in Excess of Billing
The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed significant write-offs of this asset were recorded in excess of reserves provided. Management is in the process of instituting new procedures for earlier identification of potential write-offs and is analyzing current fixed-price contracts and related costs incurred to determine estimated profitability. These new procedures resulted in $225,000 of write-offs in May 1998. The analysis is not complete and any adjustment to this asset may have a material adverse effect on the financial statements.

Accounts Receivable
Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. Management is in the process of analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time and any adjustment may have a material adverse effect on the financial statements.

Accounts receivable recorded on the Discontinued Operation's balance sheet represents amounts recorded as due from customers in the company's discontinued construction activities. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.

Inventory
Inventory recorded on the Petroleum Services Division's balance sheet consists primarily of component parts for servicing retail and commercial fueling facilities. The use of these parts has decreased significantly due to the decline in the level of business activity from prior periods. Management is in the process of selling excess parts. Losses on sale of these excess parts may exceed recorded reserves. The amount of loss can not be determined at this time.